UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 10, 2016

Sunrun Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Market Street, 29th Floor

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 580-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Sunrun Inc. (the “Company”) filed a Current Report on Form 8-K on March 10, 2016 (the “Initial Form 8-K”) that included the Company’s press release announcing its financial results for the quarter and fiscal year ended December 31, 2015 (the “Initial Press Release”). The Company issued a second press release on March 10, 2016 correcting certain financial data related to the Consolidated Statements of Cash Flows in the Initial Press Release. The Company is filing this Amendment No. 1 to the Initial Form 8-K to amend and restate in its entirety the Initial Form 8-K to provide the corrected press release.

Item 2.02 Results of Operations and Financial Condition.

On March 10, 2016, the Company issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2015.  In the press release, the Company also announced that it would be holding a conference call on March 10, 2016 to discuss its financial results for the quarter and fiscal year ended December 31, 2015.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.Description

99.1	Corrected press release issued by Sunrun Inc. dated March 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Mina Kim
Mina Kim General Counsel

Date:  March 10, 2016

EXHIBIT INDEX

Exhibit No.Description

99.1	Corrected press release issued by Sunrun Inc. dated March 10, 2016.